UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2022

HF FOODS GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware State or other Jurisdiction of incorporation )	001-38180 (Commission File No.)	81-2717873 (IRS Employer Identification No)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada (Address of principal executive offices)	89118 (Zip Code)

Registrant’s telephone number, including area code: (888)-905-0998

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On September 28, 2022, HF Foods Group Inc. (the “Company”) received a Staff Delisting Determination (the “Staff Determination”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires timely filing of all required periodic reports with the Securities and Exchange Commission (the “SEC”). As previously disclosed, the Company was unable to timely file its Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022. The Staff Determination will not immediately result in the suspension of trading or delisting of the Company’s common stock, and the Nasdaq Listing Rules provide a procedure for the Company to appeal the Staff Determination and seek a stay pending the appeal as described below.
Today the Company is appealing the Staff Determination by requesting a hearing before the Nasdaq Hearings Panel (the “Hearings Panel”) to present its plan to regain compliance with the applicable listing requirements. In connection with its request for a hearing, the Company also is requesting that the suspension and delisting of its common stock be stayed pending the hearing and decision of the Hearings Panel. Under the Nasdaq Listing Rules, the Hearings Panel will have 15 days to decide on the request for a further stay pending the hearing. According to the Staff Determination, hearings are typically scheduled to occur approximately 30-45 days after the date of the hearing request.
As previously disclosed, the filing of the delinquent reports has been delayed as a result of an ongoing review of accounting issues relating to the Company’s business combination with B&R Global Holdings, Inc. on November 4, 2019 (the “B&R Merger”) in response to an SEC comment letter, in addition to an internal review relating to a previously disclosed SEC investigation (the “SEC Investigation”). After the Company engaged in correspondence and discussions with the Staff of the SEC (the “SEC Staff”) regarding the accounting issues surrounding the B&R Merger, the SEC Staff verbally, and subsequently, on September 12, 2022, by written notice, informed the Company that the SEC Staff had completed their review of the Company’s periodic reports. Based on the SEC Staff’s determinations and the Company’s own legacy positions, the Company determined that it would not need to restate its historical financials based on the accounting issues surrounding the B&R Merger.
The SEC Investigation remains ongoing at this time. However, the Special Investigation Committee of the Board has reached certain factual conclusions that have been shared with the Company's management and its auditors, and the Company's management is working diligently with its independent auditors and other advisors to complete the review and procedures relating to these factual conclusions. The Company intends to file with the SEC all delinquent reports and regain compliance with Nasdaq’s continued listing requirements as soon as practicable and prior to the hearing. Although the Company and its independent auditors and advisors are working diligently in an effort to file the delinquent reports on this timeline, there can be no assurance that this will happen or that the Hearings Panel will grant the Company’s request for a stay pending the hearing.
A copy of the press release announcing the Staff Determination is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events
On October 4, 2022, the Company issued a press release disclosing the Company’s receipt of the Nasdaq notification letter. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press release issued by HF Foods Group Inc. on October 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends these forward-looking statements to be covered by the safe harbor provisions for such statements. All statements that do not concern historical facts are forward-looking statements. The words “believe,” “could,” “possibly,” “probably,” “anticipate,” “estimate,” “project,” “expect,” “may,” “will,” “should,” “seek,” “intend,” “plan,” “expect,” or “consider” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from such statements, including, but not limited to the risk that the Company may not be able to file the Delinquent Reports within the currently expected timeframe, risks that the Company may not regain compliance with Nasdaq continued listing requirements within the applicable grace period, and other factors disclosed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and other filings with the SEC. These forward-looking statements should be considered in light of these risks and uncertainties. The Company bases its forward-looking statements on information currently available to it at the time of this report and undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying circumstances, new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: October 4, 2022	/s/ Xiao Mou Peter Zhang
Xiao Mou Peter Zhang
Chief Executive Officer